EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main (408) 567-1800 Fax

ROVI CORPORATION REPORTS THIRD QUARTER FINANCIAL PERFORMANCE

SANTA CLARA, Calif. (BUSINESS WIRE)—November 5, 2009—Rovi Corporation (NASDAQ: ROVI), formerly known as Macrovision Solutions Corporation, announced today, on a GAAP basis, third quarter 2009 revenues of $115.3 million, compared to $108.5 million for the third quarter of 2008. Third quarter 2009 GAAP net loss was $11.9 million compared to net income of $7.5 million for the third quarter of 2008. GAAP diluted net loss per common share for the quarter was $0.12 compared to earnings per share of $0.07 for the third quarter of 2008.

As management believes that including Gemstar’s operating results only for the period since its acquisition on May 2, 2008 diminishes the comparative value of results from the prior year, management believes it is useful to measure the results on a non-GAAP Adjusted Pro Forma basis, assuming the Gemstar acquisition was consummated on January 1, 2007.  The Adjusted Pro Forma results also exclude the Company’s Software, Games, eMeta and TV Guide Magazine businesses, which were sold in 2008; and the TVG Network, TV Guide Network and TV Guide Online businesses, which were sold during the first quarter of 2009.  On this basis, third quarter 2009 revenues were $115.3 million, compared to $108.5 million for the third quarter of 2008.  Adjusted Pro Forma Income was $34.3 million in the third quarter of 2009 compared to $27.9 million in the third quarter of 2008.  Adjusted Pro Forma Income Per Common Share for the third quarter of 2009 was $0.33, compared to $0.27 for the third quarter of 2008. Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income.  Adjusted Pro Forma Income is defined as pro forma income (loss) from continuing operations, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded under FSP APB 14-1 and the reversals of discrete tax reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, insurance settlements, payments to note holders and for related expenses to allow for early redemption and gains on sale of strategic investments.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures. Reconciliations between pro forma and Adjusted Pro Forma results from operations are provided in the tables below.

“We grew revenues by 6% in Q3 2009 compared to the same period in 2008 and we grew Adjusted Pro Forma Income by 23% during the same period.” said Fred Amoroso, President and CEO of Rovi.  “In addition, we achieved a number of important business objectives during the third quarter, including making excellent progress on our TotalGuide solution, signing important customer wins, continuing to expand our data licensing business and paying down our debt.”

“Agreements already closed early in the fourth quarter improve our 2009 visibility and we are raising the low end of the 2009 revenue and earnings estimates and narrowing the range for the balance of 2009.” added James Budge, Chief Financial Officer.  “We currently expect our 2009 revenue estimates to range between $475 and $480 million and we expect our 2009 Adjusted Pro Forma Income Per Common Share to fall in a range of between $1.45 and $1.50.”

GAAP to Adjusted Pro Forma Reconciliation
Rovi Corporation provides non-GAAP or Adjusted Pro Forma information. References to Adjusted Pro Forma information are non-GAAP pro forma measures.  The Company provides Adjusted Pro Forma financial information to assist investors in assessing its current and future operations in the way that its management evaluates those operations.  Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. The Adjusted Pro Forma information does not substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP basis pro forma information.  Rovi Corporation believes that providing Adjusted Pro Forma financial information is useful to investors. Adjusted Pro Forma financial information assumes the Gemstar and other acquisitions, divestitures, and discontinued operations and product lines were effective on January 1, 2007.  Additionally, the TVG Network, TV Guide Network and TV Guide Online businesses are assumed to have been sold for aggregate proceeds of $275 million which is assumed to have reduced the debt issued in conjunction with the acquisition of Gemstar.  Further, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share exclude the effect of non-cash items and items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results, or that the Company expects to be incurred over a limited period of time.  While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as management considers it a proxy for capital expenditures.

As a result of the Gemstar acquisition, the Company’s management evaluates and makes operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded under FSP APB 14-1, the reversals of discrete tax reserves, equity-based compensation, transaction costs, transition and integration costs, restructuring and asset impairment charges, insurance settlements, payments to note holders and related expenses to allow for early redemption and gains on sale of strategic investments; items management does not consider to be “core costs” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  The income statement line items impacted in the adjustment from GAAP to the Adjusted Pro Forma presentation in this earnings release are cost of revenues; research and development; selling, general and administrative; amortization; restructuring and asset impairment charges; interest expense; loss on debt redemption, gain on sale of strategic investments and income tax (benefit) expense.

For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, insurance settlements, losses on debt redemption and gains on sale of strategic investments for the same reason.  Management excludes discontinued product lines as it believes this exclusion is as meaningful for comparability purposes as excluding the results from a business that meets the criteria to be classified as discontinued operations on a GAAP basis.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.

Management uses these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Adjusted Pro Forma measures may have limited usefulness in comparing companies.  Management believes, however, that providing this Adjusted Pro Forma financial information, in addition to the GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company has provided Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does. Reconciliations between pro forma and Adjusted Pro Forma results of operations are provided in the tables below.

Dial-in Information
Rovi Corporation will hold an investor conference call at 4:30 p.m. Eastern time on November 5, 2009.  Investors and analysts interested in participating in the conference are welcome to call 877-941-8610 (or international +1 480-629-9819) and reference the Rovi call.

The conference call can also be accessed via live webcast at www.rovicorp.com on November 5, 2009 at 4:30 p.m. Eastern time. The on-demand audio webcast of the earnings conference call will be made available as soon as practicable after the live webcast ends.

A replay of the conference call will be available through November 9, 2009 and can be accessed by calling 800-406-7325 (or international +1 303-590-3030) and entering passcode 4170565#. A replay of the audio webcast will be available on Rovi Corporation’s website approximately 1-2 hours after the live webcast ends and will remain on Rovi Corporation’s website until our next quarterly earnings call.

About Rovi Corporation
Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively discover new entertainment from many sources and locations. The company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by a leading collection of entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi Corporation holds over 4,200 issued or pending patents and patent applications worldwide. It is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, Hong Kong, Luxembourg, and the United Kingdom. More information about Rovi Corporation can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2009 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

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Investor Contact:
James Budge
Rovi Corporation
+1 (408) 562-8400

Lauren Landfield
Rovi Corporation
+1 (408) 562-8400

ROVI CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Revenues	$115,273	$108,526	$345,909	$211,875

Costs and expenses:
Cost of revenues	14,941	14,817	45,405	31,335
Research and development	23,687	20,748	69,720	42,773
Selling, general and administrative	34,128	34,790	98,507	80,030
Depreciation	4,573	4,365	13,604	8,822
Amortization	20,635	20,624	61,297	38,722
Restructuring and asset impairment charges	-	-	53,619	-
Total costs and expenses	97,964	95,344	342,152	201,682

Operating income from continuing operations	17,309	13,182	3,757	10,193
Interest expense	(10,266)	(18,256)	(41,433)	(35,698)
Interest income and other, net	873	2,397	3,698	10,496
Loss on debt redemption	(8,687)	-	(8,687)	-
Gain on sale of strategic investments	-	-	-	5,238
Loss from continuing operations before income taxes	(771)	(2,677)	(42,665)	(9,771)
Income tax expense (benefit)	11,150	(13,889)	(23,428)	(17,600)
(Loss) income from continuing operations, net of tax	(11,921)	11,212	(19,237)	7,829
Discontinued operations, net of tax	-	(3,734)	(36,341)	89,332
Net (loss) income	$(11,921)	$7,478	$(55,578)	$97,161

Basic and diluted:
(Loss) income per common share from continuing operations	$(0.12)	$0.11	$(0.19)	$0.10
(Loss) income per common share from discontinued operations	$-	$(0.04)	$(0.36)	$1.10
Net (loss) income per common share	$(0.12)	$0.07	$(0.55)	$1.20

Shares used in computing basic net (loss) income per common share	101,084	102,036	100,511	80,076

Shares used in computing diluted net (loss) income per common share	101,084	102,062	100,511	80,105

See notes to the unaudited GAAP Condensed Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)
ASSETS
	September 30,	December 31,
	2009	2008
Current assets:
Cash and cash equivalents	$138,603	$199,188
Short-term investments	107,340	77,914
Restricted cash	36,830	-
Trade accounts receivable, net	79,661	84,020
Deferred tax assets, net	26,187	29,537
Prepaid expenses and other current assets	15,583	12,053
Assets held for sale	-	329,522
Total current assets	404,204	732,234
Long-term marketable securities	27,942	84,955
Property and equipment, net	41,571	45,352
Finite-lived intangible assets, net	799,837	895,071
Other assets	38,789	50,387
Goodwill	854,210	828,185
	$2,166,553	$2,636,184
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$70,139	$85,686
Taxes payable	-	8,996
Deferred revenue	19,692	14,376
Current portion of debt and capital lease obligations	-	5,842
Liabilities held for sale	-	56,021
Total current liabilities	89,831	170,921
Taxes payable, less current portion	75,951	73,009
Deferred tax liability, net	-	9,914
Long-term debt and capital lease obligations, less current portion	477,629	855,160
Deferred revenue, less current portion	3,253	4,909
Other non current liabilities	16,121	7,076
	662,785	1,120,989
Stockholders’ equity:
Common stock	105	103
Treasury stock	(25,068)	(25,068)
Additional paid-in capital	1,644,056	1,602,667
Accumulated other comprehensive loss	(2,119)	(4,879)
Accumulated deficit	(113,206)	(57,628)
Total stockholders’ equity	1,503,768	1,515,195
	$2,166,553	$2,636,184
See notes to the unaudited GAAP Condensed Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Three Months Ended			Three Months Ended
	September 30, 2009			September 30, 2008
	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma (9)	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Service providers(1)	$57,256	$-	$57,256	$48,481	$-	$48,481
Consumer electronics manufacturers (1)	44,234	-	44,234	47,699	-	47,699
Other	13,783	-	13,783	12,346	-	12,346
	115,273	-	115,273	108,526	-	108,526
Costs and expenses:
Cost of revenues (2)	14,941	(213)	14,728	14,817	(467)	14,350
Research and development (3)	23,687	(1,179)	22,508	20,748	(977)	19,771
Selling, general and adminstrative (4)	34,128	(4,843)	29,285	34,790	(6,033)	28,757
Depreciation (5)	4,573	-	4,573	4,365	-	4,365
Amortization	20,635	(20,635)	-	20,624	(20,624)	-
Total costs and expenses	97,964	(26,870)	71,094	95,344	(28,101)	67,243
Operating income from continuing operations	17,309	26,870	44,179	13,182	28,101	41,283
Interest expense (6)	(10,266)	3,759	(6,507)	(12,964)	3,548	(9,416)
Interest income and other, net	873	-	873	2,396	-	2,396
Loss on debt redemption (7)	(8,687)	8,687	-	-	-	-
(Loss) income from continuing operations before taxes	(771)	39,316	38,545	2,614	31,649	34,263
Income tax (benefit) expense (8)	11,150	(6,910)	4,240	(12,143)	18,460	6,317
(Loss) income from continuing operations	$(11,921)	$46,226	$34,305	$14,757	$13,189	$27,946
Diluted (loss) income per common share from continuing operations	$(0.12)		$0.33	$0.14		$0.27
Share used in computing diluted net (loss) income per common share	101,084		102,879	102,062		102,062

(1) Service provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box.
IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer electronics manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments include $0.2 million and $0.0 million for equity based compensation and $0.0 million and $0.5 million for transition and integration costs in Q309 and Q308, respectively.
(3) Adjustments include $1.2 million and $0.4 million for equity based compensation and $0.0 million and $0.6 million for transition and integration costs in Q309 and Q308, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		2009	2008
Equity based compensation		$(4,843)	$(3,907)
Transition and integration costs		-	(2,126)
Total adjustment		$(4,843)	$(6,033)
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the FSP APB 14-1 convertible note discount.
(7) Adjustments eliminate $5.6 million of non-cash charges from the write-off of note issuance costs as well as $3.1 million in payments to note holders and for related expenses, to allow for early redemption of the 11% Senior Notes.
(8) For 2009, utilization of net operating losses result in an adjusted pro forma tax rate of 11%. For 2008, tax effect adjustments at 33%
and eliminate discrete tax benefit of $7.9 million.
(9) GAAP Pro Forma information for Q309 is the same as our GAAP results. No adjustments have been made to the GAAP results since they are comparative with prior quarters' pro forma results.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS)
(UNAUDITED)
	Nine Months Ended			Nine Months Ended
	September 30, 2009			September 30, 2008

	GAAP		Adjusted	GAAP		Adjusted
Revenues:	Pro Forma (10)	Adjustments	Pro Forma	Pro Forma	Adjustments	Pro Forma
Service providers(1)	$168,276	$-	$168,276	$146,137	$-	$146,137
Consumer electronics manufacturers (1)	138,658	-	138,658	129,833	-	129,833
Other	38,975	-	38,975	37,906	-	37,906
	345,909	-	345,909	313,876	-	313,876
Costs and expenses:
Cost of revenues (2)	45,405	(1,001)	44,404	44,524	(1,133)	43,391
Research and development (3)	69,720	(3,232)	66,488	62,872	(2,369)	60,503
Selling, general and adminstrative (4)	98,507	(14,027)	84,480	79,229	18,812	98,041
Depreciation (5)	13,604	-	13,604	13,959	-	13,959
Amortization	61,297	(61,297)	-	61,841	(61,841)	-
Restructuring and asset impairment charges (6)	53,619	(53,619)	-	-	-	-
Total costs and expenses	342,152	(133,176)	208,976	262,425	(46,532)	215,893
Operating income from continuing operations	3,757	133,176	136,933	51,451	46,532	97,983
Interest expense (7)	(34,838)	11,641	(23,197)	(38,629)	10,540	(28,089)
Interest income and other, net	3,698	-	3,698	6,053	-	6,053
Loss on debt redemption (8)	(8,687)	8,687	-	-	-	-
Gain on sale of strategic investments	-	-	-	5,238	(5,238)	-
(Loss) income from continuing operations before taxes	(36,070)	153,504	117,434	24,113	51,834	75,947
Income tax (benefit) expense (9)	(21,210)	34,128	12,918	(10,468)	28,947	18,479
(Loss) income from continuing operations	$(14,860)	$119,376	$104,516	$34,581	$22,887	$57,468
Diluted (loss) income per common share from continuing operations	$(0.15)		$1.02	$0.34		$0.56
Share used in computing diluted net (loss) income per common share	100,511		101,280	101,773		101,773

(1) Service provider revenue includes any revenue related to an IPG deployed by a service provider in a subscriber household regardless of whether the ultimate payment for that IPG comes from the service provider or from a manufacturer of a set-top box. IPG revenues for IPGs included in a set-top box deployed by a service provider where payment was made by the set-top box manufacturer were previously classified in Consumer electronics manufacturers. Prior period amounts have been reclassified to conform to the current period presentation.
(2) Adjustments include $0.5 million and $0.3 million for equity based compensation and $0.5 million and $0.8 million for transition and integration costs in the year to date periods ended Q309 and Q308, respectively.
(3) Adjustments include $3.0 million and $1.3 million for equity based compensation and $0.2 million and $1.1 million for transition and integration costs in the year to date periods ended Q309 and Q308, respectively.
(4) Adjustments to selling, general and administrative consist of the following:
		2009	2008
Equity based compensation		$(12,405)	$(8,733)
Transaction costs		-	(681)
Transition and integration costs		(1,622)	(4,274)
Insurance settlement		-	32,500
Total adjustment		$(14,027)	$18,812
(5) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(6) Adjustments eliminate $44.7 million of non-cash asset impairment charges and $8.9 million of restructuring charges.
(7) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the FSP APB 14-1 convertible note discount.
(8) Adjustments eliminate $5.6 million of non-cash charges from the write-off of note issuance costs as well as $3.1 million in payments to note holders and for related expenses, to allow for early redemption of the 11% Senior Notes.
(9) For 2009, utilization of net operating losses result in an adjusted pro forma tax rate of 11%. For 2008, tax effect adjustments at 33%
and eliminate discrete tax benefit of $11.5 million in the year to date period ended Q308.
(10) GAAP Pro Forma information is necessary in 2009 to provide comparative operating results. GAAP Pro Forma assumes $275 million of net proceeds from the sale of the Media Properties reduced the debt issued in conjunction with acquiring Gemstar. As such,
GAAP Pro Forma includes a $6.6 million reduction in interest expense and a $2.2 million reduction in tax benefit.